Safeco Tax-Exempt Bond Trust

                     Safeco California Tax-Free Income Fund

               SPECIAL MEETING OF SHAREHOLDERS - December 8, 2004

This proxy is solicited on behalf of the board of trustees of Safeco Tax-Exempt Bond Trust, on behalf of its series, Safeco California Tax-Free Income Fund (the "Safeco Fund"). The undersigned hereby appoints [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Safeco Fund at the Special Meeting of Shareholders to be held at 2:00 p.m., Pacific time, on December 8, 2004, at Safeco Mutual Funds, King Auditorium, 4854 154th Place, N.E., Redmond, Washington 98052, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

                              Date                     , 2004

                              YOUR VOTE IS VERY IMPORTANT.
                              PLEASE COMPLETE, SIGN, DATE AND
                              RETURN THE ENCLOSED PROXY CARD
                              PROMPTLY.

                              ------------------------------------------------

                              ------------------------------------------------
                              Signature(s) of Shareholder(s) (Sign in the Box)

                              NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
             ------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)      To approve an Agreement and Plan of Reorganization.

         FOR  |_|               AGAINST  |_|               ABSTAIN  |_|

Your board of trustees recommends that you vote "FOR" Proposal 2.

(2) To approve an interim investment advisory agreement between your Safeco Fund and Pioneer.

         FOR  |_|               AGAINST  |_|               ABSTAIN  |_|

(3) To transact such other business as may properly come before the meeting.

                   We need your vote before __________, 2004.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                            SAFECO COMMON STOCK TRUST

                        SAFECO GROWTH OPPORTUNITIES FUND

                SPECIAL MEETING OF SHAREHOLDERS - December 8 2004

         This proxy is solicited on behalf of the board of trustees of Safeco Common Stock Trust, on behalf of its series, Safeco Growth Opportunities Fund (the "Safeco Fund"). The undersigned hereby appoints [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Safeco Fund at the Special Meeting of Shareholders to be held at 2:00 p.m., Pacific time, on December 8, 2004, at Safeco Mutual Funds, King Auditorium, 4854 154th Place, N.E., Redmond, Washington 98052, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

                        Date                               , 2004

                        YOUR VOTE IS VERY IMPORTANT.
                        PLEASE COMPLETE, SIGN, DATE AND
                        RETURN THE ENCLOSED PROXY CARD
                        PROMPTLY.


                        ------------------------------------------------------

                        ------------------------------------------------------
                        Signature(s) of Shareholder(s)       (Sign in the Box)

                        NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
             ------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)  To approve an Agreement and Plan of Reorganization.

     FOR |_|                   AGAINST  |_|                  ABSTAIN  |_|

Your board of trustees recommends that you vote "FOR" Proposal 2.

(2) To approve an interim investment advisory agreement between your Safeco Fund and Pioneer.

     FOR |_|                   AGAINST |_|                   ABSTAIN |_|

(3)  To transact such other business as may properly come before the meeting.

                   We need your vote before __________, 2004.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                          Safeco Tax-Exempt Bond Trust

                           Safeco Municipal Bond Fund

               SPECIAL MEETING OF SHAREHOLDERS - December 8, 2004

         This proxy is solicited on behalf of the board of trustees of Safeco Tax-Exempt Bond Trust, on behalf of its series, Safeco Municipal Bond Fund (the "Safeco Fund"). The undersigned hereby appoints [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Safeco Fund at the Special Meeting of Shareholders to be held at 2:00 p.m., Pacific time, on December 8, 2004, at Safeco Mutual Funds, King Auditorium, 4854 154th Place, N.E., Redmond, Washington 98052, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

                              Date                     , 2004

                              YOUR VOTE IS VERY IMPORTANT.
                              PLEASE COMPLETE, SIGN, DATE AND
                              RETURN THE ENCLOSED PROXY CARD
                              PROMPTLY.

                              ------------------------------------------------

                              ------------------------------------------------
                              Signature(s) of Shareholder(s) (Sign in the Box)


                              NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
             ------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)      To approve an Agreement and Plan of Reorganization.

         FOR  |_|               AGAINST  |_|               ABSTAIN  |_|

Your board of trustees recommends that you vote "FOR" Proposal 2.

(2) To approve an interim investment advisory agreement between your Safeco Fund and Pioneer.

         FOR  |_|               AGAINST  |_|               ABSTAIN  |_|

(3) To transact such other business as may properly come before the meeting.

                   We need your vote before __________, 2004.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                            Safeco Money Market Trust

                        Safeco Tax-Free Money Market Fund

               SPECIAL MEETING OF SHAREHOLDERS - December 8, 2004

         This proxy is solicited on behalf of the board of trustees of Safeco Money Market Trust, on behalf of its series, Safeco Tax-Free Money Market Fund (the "Safeco Fund"). The undersigned hereby appoints [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced Safeco Fund at the Special Meeting of Shareholders to be held at 2:00 p.m., Pacific time, on December 8, 2004, at Safeco Mutual Funds, King Auditorium, 4854 154th Place, N.E., Redmond, Washington 98052, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

                              Date                     , 2004

                              YOUR VOTE IS VERY IMPORTANT.
                              PLEASE COMPLETE, SIGN, DATE AND
                              RETURN THE ENCLOSED PROXY CARD
                              PROMPTLY.

                              ------------------------------------------------

                              ------------------------------------------------
                              Signature(s) of Shareholder(s) (Sign in the Box)


                              NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED
             ------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)      To approve an Agreement and Plan of Reorganization.

         FOR  |_|               AGAINST  |_|               ABSTAIN  |_|

Your board of trustees recommends that you vote "FOR" Proposal 2.

(2) To approve an interim investment advisory agreement between your Safeco Fund and Pioneer.

         FOR  |_|               AGAINST  |_|               ABSTAIN  |_|

(3) To transact such other business as may properly come before the meeting.

                   We need your vote before __________, 2004.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.